American Century Quantitative Equity Funds, Inc.

PROSPECTUS SUPPLEMENT

SMALL COMPANY FUND * EQUITY GROWTH FUND * INCOME & GROWTH FUND
(INVESTOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, R CLASS)

Supplement dated January 3, 2005 * Prospectus dated May 1, 2004

The following information should be added to the prospectus cover page:

    Small Company Fund is closed to new investors. Shareholders who have open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open. The advisor may permit additional investments on a case-by-case basis as it deems appropriate in its sole discretion, including investments by certain funds of funds and 529 college savings plans advised by American Century.

SH-SPL-41428   0501